FST Service Shares: ICSXX
Before you invest, you may want to review the Goldman Sachs Financial Square Tax-Exempt California Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated December 29, 2010, are incorporated by reference into this Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund seeks to provide shareholders, to the extent consistent with preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations. In addition, the Fund seeks to provide shareholders with income exempt from California personal income tax by investing in obligations the interest on which is exempt from these taxes (“California Obligations”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
SHAREHOLDER FEES (fees paid directly from your investment)

FST Service Shares

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

FST Service Shares

Management Fees	0.35%

Other Expenses	0.51%
Service Fees	0.25%
Shareholder Administration Fees	0.15%
All Other Expenses	0.11%

Total Annual Fund Operating Expenses	0.86%
Expense Limitation[1]	(0.03)%

Total Annual Fund Operating Expenses	0.83%
After Expense Limitation

[1]	The Investment Adviser has agreed to reduce or limit “Total Annual Fund Operating Expenses” of the Fund (excluding taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) such that “Total Annual Fund Operating Expenses” will not exceed 0.434% of the Fund’s average daily net assets through at least December 29, 2011, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

2	SUMMARY PROSPECTUS — GOLDMAN SACHS FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND — FST SERVICE SHARES
EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in FST Service Shares of the Fund for the time periods indicated and then redeem all of your FST Service Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the management fee waiver arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

FST Service Shares	$84	$270	$473	$942
PRINCIPAL STRATEGY
The Fund pursues its investment objective by investing at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities issued by or on behalf of statues, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of the bond counsel excluded from gross income for federal income tax purposes, and generally not an item of tax preference under the federal alternative minimum tax (“AMT”). In addition, the Fund will invest at least 80% of its Net Assets in California Obligations. The Investment Adviser ordinarily expects that 100% of the Fund’s assets will be invested in municipal obligations, but the Investment Adviser may cause the Fund to invest in short-term taxable instruments for temporary investment purposes.
The Fund’s securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Under Rule 2a-7, the Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, portfolio diversification, portfolio liquidity and credit quality. The Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share.
PRINCIPAL RISKS OF THE FUND
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
California Risk. The Fund intends to invest primarily in California obligations. The Fund’s investments are, therefore, affected by political and economic developments within this state, and by the financial condition of this state, its public authorities and political sub-divisions. If California or any of its local governmental entities are unable to meet their financial obligations, the Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be adversely affected. The Fund is classified as “non-diversified” for regulatory purposes.
Concentration Risk. If the Fund invests more than 25% of its total assets in certain issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
Credit/Default Risk. An issuer or guarantor of a security held by the Fund may default on its obligation to pay interest and repay principal. This also includes the risk of default on foreign letters of credit, guarantees or insurance policies that back municipal securities. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant NAV deterioration.
Interest Rate Risk. When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its securities may also be adversely affected. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 share price.
Liquidity Risk. The Fund may make investments that may become less liquid in response to market developments or adverse investor perception. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions or a lack of willing buyers. An inability to sell one or more portfolio positions, or selling such positions at an unfavorable time and/or under unfavorable conditions, can adversely affect the Fund’s ability to maintain a $1.00 share price. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Certain shareholders may own or control a significant percentage of the Fund’s shares, and redemptions by these shareholders of their Fund shares may further increase the Fund’s liquidity risk and may adversely impact the Fund’s NAV.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions.
Regulatory Risk. The Securities and Exchange Commission (“SEC”) has recently adopted amendments to money market fund regulation, imposing new liquidity, credit quality, and maturity requirements on all money market funds, and may adopt additional amendments in the future. These changes may adversely affect the Fund’s return potential.

3	SUMMARY PROSPECTUS — GOLDMAN SACHS FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND — FST SERVICE SHARES
Stable NAV Risk. The Fund may not be able to maintain a NAV per share of $1.00 at all times. If any money market fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), other money market funds, including the Fund, could be subject to increased redemption activity, which could adversely affect the Fund’s NAV. Shareholders of the Fund should not rely on or expect the Investment Adviser or an affiliate to purchase distressed assets from the Fund, make capital infusions into the Fund, enter into capital support agreements with the Fund or take other actions to help the Fund maintain a stable $1.00 share price.
Tax Risk. Future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio and/or the ability of the Fund to pay federal tax-exempt dividends. The Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of their investments.
PERFORMANCE
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s FST Service Shares from year to year for up to the last ten years (with respect to the bar chart); and (b) the average annual total returns of the Fund’s FST Service Shares. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers and expense limitations in effect. Updated performance information is available at no cost at www.goldmansachsfunds.com/performance or by calling 1-800-621-2550.
AVERAGE ANNUAL TOTAL RETURN

For the period ended				Since
December 31, 2009	1 Year	5 Years	10 Years	Inception

FST Service Shares	0.01%	1.63%	1.39%	1.57%
(Inception 9/15/97)
PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
BUYING AND SELLING FUND SHARES
Generally, FST Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of FST Service Shares (“Service Organizations”). The minimum initial investment requirement imposed upon Service Organizations for the purchase of FST Service Shares is generally $10 million, and there is no minimum imposed upon additional investments. Service Organizations may, however, impose a minimum amount for initial and additional investments in FST Service Shares, and may establish other requirements such as a minimum account balance.
You may purchase and redeem (sell) shares of the Fund on any business day through a Service Organization.
TAX INFORMATION
The Fund’s distributions that are designated as “exempt interest dividends” are generally not subject to federal income tax. To the extent that Fund distributions are attributable to interest on certain federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. The Fund intends to avoid investments which pay interest that is a preference item in determining AMT liability.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a Service Organization, the Fund and/or its related companies may pay the Service Organization for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Service Organization and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Service Organization website for more information.

4	SUMMARY PROSPECTUS — GOLDMAN SACHS FINANCIAL SQUARE TAX-EXEMPT CALIFORNIA FUND — FST SERVICE SHARES
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